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                                                                    EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-4 of our report dated February 21, 1995, on our audits of the consolidated financial statements of United Texas Financial Corporation and Subsidiaries as of December 31, 1994 and 1993, and for the years ended December 31, 1994, 1993, and 1992.
We also consent to the reference to our firm under the caption "Experts".



/s/ COOPERS & LYBRAND L.L.P.

April 11, 1995
Fort Worth, Texas